Supplement to Warrant Agreement

     This Supplement to Warrant Agreement is made and entered into by and between AmeriNet Group.com, Inc., a Delaware corporation (the "Issuer") and The Yankee Companies, Inc., a Florida corporation (hereinafter referred to variously as the "Holder" or "Yankees").

     The parties hereby supplement this agreement by adding a new section 3.3 as follows:


         ss.3.3     Exercise by Surrender of Issuer Securities.

     The Holder may, in order to assure compliance with the provisions of Rule 144(d)(3)(ii), exercise this warrant by surrendering to the Issuer securities of the Issuer with a value based on the last transaction price for the Issuer's common stcok reported on the OTB Bulletin Board, equal to the exercise price, such exchange being included within the definitions of cashless exercise.

     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence
                                                      AmeriNet Group.com, Inc.
----------------------------

___________________________              By:     /s/ Edward C. Dmytryk
                                                  Edward C. Dmytryk, President
         [CORPORATE SEAL]
                                           Attest: /s/ Vanessa H. Lindsey
                                                  Vanessa H. Lindsey, Secretary
Dated: April 30, 2001

                                                   The Yankee Companies, Inc.
----------------------------

____________________________                 By:   /s/ Leonard M. Tucker
                                                     Leonard Miles Tucker
                                                                President
         [CORPORATE SEAL]
                                         Attest: Vanessa H. Lindsey
                                                 Vanessa H. Lindsey, Secretary
Dated: April 30, 2001

                            AmeriNet Group.com, Inc.

                                     Warrant
                                  Exercise Form

Date: April 30, 2001

     The Undersigned hereby irrevocably elects to exercise the subject Warrant to the extent of purchasing 2,484,752 Shares and:

(A)  [__] Hereby makes payment of $______, the actual exercise price thereof; or

(B)  [X]   Avails itself of the cashless exercise rights granted herein.

     [_]   (1)      by reduction in number of shares

     [X]   (2)      by tender of issue of securities equal to the exercise price

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

                      Please type or print in block letters

                           The Yankee Companies, Inc.
                       2500 North Military Trail Suite 225
                            Boca Raton. Florida 33431



                                      * * *


                       Signature: /s/ Leonard M. Tucker


NOTICE: The signatures to this partial assignment of Warrant must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:



IMPORTANT:                 SIGNATURE MUST BE GUARANTEED BY A FIRM WHICH IS A
                           MEMBER OF A REGISTERED NATIONAL EXCHANGE OR BY A
                           COMMERCIAL BANK OR A TRUST COMPANY!

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, The Yankee Companies, Inc., a Florida corporation, hereby sells, assigns and transfer unto:

                     (Please type or print in block letters)

                         -------------------------------
                                     (Name)


                         -------------------------------

                         -------------------------------
                                    (Address)


the right to purchase Shares represented by this Warrant to the extent of ______ Shares to which the within Warrant relates, and does hereby irrevocably constitute and appoint ________________ attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.

Dated: ____ ___, 200_

                       Signature: _______________________
                         Leonard Miles Tucker, President
                         of The Yankee Companies, Inc.,
                              a Florida corporation

NOTICE: The signatures to this partial assignment of Warrant must correspond with the name as written upon the face of the Warrant in every particular, without alteration or en largement or any change whatever.

Signature Guaranteed:



IMPORTANT:                         SIGNATURE MUST BE GUARANTEED BY A FIRM WHICH
                                   IS A MEMBER OF A REGISTERED NATIONAL EXCHANGE
                                   OR BY A COMMERCIAL BANK OR A TRUST COMPANY!